Exhibit 3.1
DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz
                                                                        Entity #
                                                                   E0543122006-0
                                                                 Document Number
                                                                  20060461658-48

                                                                     Date Filed:
                                                            7/20/2006 2:40:15 PM
                                                                In the office of
                                                                 /s/ Dean Heller
                                                                     Dean Heller
                                                              Secretary of State

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:            ZEBRA RESOURCES INCORPORATED

2. Resident Agent Name &
   Street Address:                 Resident Agents of Nevada, Inc.
                                   711 S. Carson Street, Suite 4
                                   Carson City, NEVADA 89701

3. Shares:                         Number of Shares with par value:  20,000,000
                                   Par value: .001

4. Name & Address of Board
   Of Directors/Trustees:          Dwight Alan Teegardin
                                   711 S. Carson Street, Suite 4
                                   Carson City, NV  89701

5.                                 Purpose: The purpose of this
                                   Corporation shall be: Any legal
                                   purpose

6. Name, Address & Signature
   Of Incorporator:                Sandra L. Miller        /s/  Sandra L. Miller
                                   711 S. Carson Street, Suite 4
                                   Carson City, NV  89701
7. Certificate of Acceptance
   Of Appointment of Resident
   Agent:                          I hereby accept appointment as Resident Agent
                                   for the above named corporation.

                                   /s/ Sandra L. Miller                7/20/2006
                                   Authorized Signature of R.A.        Date

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4298
(775) 684-5708 Website: secretaryofstate.biz
                                                                        Entity #
                                                                   E0543122006-0
                                                                 Document Number
                                                                  20060479473-82

                                                                     Date Filed:
                                                            7/27/2006 7:13:39 AM
                                                                In the office of
                                                                 /s/ Dean Heller
                                                                     Dean Heller
                                                              Secretary of State

                            CERTIFICATE OF AMENDMENT
                            (PURSUANT TO NRS 78.380)

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
               (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of Corporation:
   ZEBRA RESOURCES INCORPORATED  File #E0543122006-0

2. The articles have been amended as follows:

   Articles #3: Shares (number of shares corporation authorized to issue)

   Number of Shares with Par Value     75,000,000        Par Value $0.001

3. The undersigned declare that they constitute at least two-thirds of the incorporators, or of the board of directors.

4. Effective date of filing (optional)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

Signature


/s/  Dwight Alan Teegardin
-------------------------
Signature